EXHIBIT 23.2
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                CONSENT OF LATTIMORE, BLACK, MORGAN & CAIN, P.C.
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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Reg. No. 33-35386) of Chattem, Inc. of our report dated June 17, 2005, relating to the financial statements of the Chattem, Inc. Savings and Investment Plan, which appear in this Form 11-K.



/s/ Lattimore, Black, Morgan & Cain, P.C.

Brentwood, Tennessee
June 29, 2005